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                                                                    Exhibit 99.1

  Certification of Chief Executive Officer Regarding Periodic Report Containing Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael G. Carlton, the Chief Executive Officer of Crescent Financial Corporation, in compliance with 18 U.S.C Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, (i) the Form 10-QSB filed by Crescent Financial Corporation (the "Issuer") for the quarter ended September 30, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.


Date: May 12, 2003                     By: /s/ Michael G. Carlton
                                           -------------------------------------
                                           Michael G. Carlton
                                           President and Chief Executive Officer

  Certification of Chief Financial Officer Regarding Periodic Report Containing Financial Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Bruce W. Elder, the Vice President and Secretary of Crescent Financial Corporation, in compliance with 18 U.S.C Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, (i) the Form 10-QSB filed by Crescent Financial Corporation (the "Issuer") for the quarter ended September 30, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.


Date: May 12, 2003                     By: /s/ Bruce W. Elder
                                           -------------------------------------
                                           Bruce W. Elder
                                           Vice President and Secretary,
                                           Principal Financial Officer